(Schedule of Reconciliation of Changes in Fair Value of Contingent Consideration) (Details) (Recurring, Contingent Consideration, CNS Therapeutics, Inc., USD $) In Millions, unless otherwise specified	12 Months Ended
Sep. 27, 2013
Recurring | Contingent Consideration | CNS Therapeutics, Inc.
Fair Value, Liabilities Measured on Recurring Basis, Unobservable Input Reconciliation, Calculation [Roll Forward]
Beginning balance	$ 0
Fair value of contingent consideration	6.9
Ending balance	$ 6.9